UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2025

Fulcrum Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street
Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 6, 2025, Fulcrum Therapeutics, Inc., or Fulcrum, issued a press release announcing initial results of the 20 mg dose cohort of the Phase 1b PIONEER trial of pociredir in sickle cell disease, or SCD, in connection with a presentation at the 67th American Society of Hematology Annual Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, or the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 7, 2025, Fulcrum published a presentation announcing initial results of the 20 mg dose cohort of the Phase 1b PIONEER trial of pociredir in SCD in connection with a presentation at the 67th American Society of Hematology Annual Meeting. Results are as follows:

•
Mean absolute fetal hemoglobin, or HbF, increased by 9.9% at 6 weeks of treatment with pociredir (vs. 5.6% at Week 6 and 8.6% at Week 12 in the 12 mg cohort), increasing from a baseline of 7.1% to 16.9%. As of the November 11, 2025 data cutoff, 7 of 12 patients (58%) achieved absolute HbF levels ≥20% at Week 6, and all patients demonstrated a robust HbF increase. HbF levels of 20% are associated with ~90% of patients experiencing zero vaso occlusive crisis, or VOCs, per year, based on real-world data presented by Fulcrum at the 20th Annual Sickle Cell & Thalassemia Conference in October 2025.
•
A clear dose-response was observed, with a >3.75-fold mean induction of HbF at Week 12 among patients who reached the Week 12 visit as of the November 11, 2025 data cutoff (n=6), compared to a 2.4-fold mean induction at Week 12 in the 12 mg cohort. The average baseline for these six patients is 5.0% as compared to 7.1% for the full cohort. Fold induction accounts for differences in baseline HbF levels and enables a normalized comparison of dose-response.
•
The proportion of F-cells (HbF-containing red blood cells) increased from a mean of 31% at baseline to 58% at Week 6 (n=9), indicating early progression toward pan-cellular HbF induction (evenly distributed across red blood cells). F-cells are resistant to sickling and hemolysis because of HbF-mediated inhibition of sickle hemoglobin (HbS) polymerization. Consequently, higher proportions of F-cells are associated with improved red blood cell health.
•
Markers of hemolysis and erythropoiesis improved at Week 6:
o
Indirect bilirubin decreased by 37% (vs. 37% at Week 12 in the 12 mg cohort)
o
Lactate dehydrogenase decreased by 37% (vs. 28% at Week 12 in the 12 mg cohort)
o
Red cell distribution width decreased by 22% (vs. 27% at Week 12 in the 12 mg cohort)
o
Reticulocyte counts decreased by 33% (vs. 31% at Week 12 in the 12 mg cohort), indicating healthier bone marrow function
•
Mean hemoglobin increased by 0.8 g/dL at Week 6 (vs. 0.9 g/dL at Week 12 in the 12 mg cohort), increasing from a baseline of 7.3 g/dL to 8.1 g/dL. Combined with reductions in reticulocyte counts, these findings indicate decreased red blood cell destruction and improvements in anemia.
•
A trend of reduced VOC frequency was observed relative to patients’ documented VOC frequency during the 6–12 months prior to enrollment. As of November 11, 2025 data cut off, eight of 12 patients (67%) reported no VOCs during the treatment period.
•
As of the November 11, 2025 data cutoff, pociredir has been dosed in 148 adults, including 89 subjects in multiple dose cohorts up to 12 weeks.
o
103 healthy subjects, including 44 who received pociredir for 10 to 14 days treatment duration
o
45 SCD patients who received pociredir for up to 12 weeks treatment duration
•
The safety profile observed in the 20 mg dose cohort as of the November 11, 2025 data cutoff, together with follow-up data from the 12 mg dose cohort, remained consistent with previously reported safety data. Pociredir was generally well-tolerated, with no treatment-related serious adverse events and no discontinuations due to treatment-related adverse events as of the November 11, 2025, data cutoff.

In addition, Fulcrum now plans to submit an investigational new drug application, for its program for the potential treatment of bone marrow failure syndromes, such as Diamond-Blackfan anemia, 5q deletion syndrome, Shwachman-Diamond syndrome, and Fanconi anemia, during the second quarter of 2026.

A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements, including, without limitation, express or implied statements regarding: the significance of initial results from the 20 mg cohort; Fulcrum’s goals for pociredir; pociredir’s best-in-class potential for the treatment of SCD; pociredir’s ability to induce HbF, the durability or clinical relevance of early HbF and hemolysis improvements; VOCs during the 12-week treatment period; and Fulcrum’s plans to submit an investigational new drug application; among others. Express or implied statements regarding Fulcrum’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with completing the 20mg cohort in the PIONEER clinical trial; achieving the same results in the full cohort as observed in a limited number of patients after six weeks; Fulcrum’s ability to continue to advance pociredir and its other product candidates in clinical trials, including enrollment and completion; estimating the potential patient population and/or market for Fulcrum's product candidates; interpreting initial clinical data, including the risk that early data (such as week 6 data from the 20 mg cohort) may not be predictive of full cohort results, later timepoints, or future studies; replicating in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of pociredir and any other product candidates; obtaining, maintaining or protecting intellectual property rights related to its product candidates; managing expenses; and managing risks associated therewith; and raising the substantial additional capital needed to achieve its business objectives; among others. For a discussion of other risks and uncertainties, and other important factors that could cause actual results to differ from those contained in the forward-looking statements, please refer to the “Risk Factors” section of Fulcrum’s most recent filings with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K represent Fulcrum’s views only as of the date hereof and should not be relied upon as representing its views as of any date subsequent to the date hereof. Fulcrum anticipates that subsequent events and developments will cause its views to change, but it undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1+	Press Release issued December 6, 2025, announcing initial results from the 20 mg Dose Cohort of the Phase 1b PIONEER Trial of Pociredir in Sickle Cell Disease
99.2*	Presentation issued December 7, 2025, announcing initial results from the 20 mg Dose Cohort of the Phase 1b PIONEER Trial of Pociredir in Sickle Cell Disease
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Furnished herewith.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date:	December 8, 2025	By:	/s/ Alex C. Sapir
Name: Alex C. Sapir Title: President and Chief Executive Officer